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                          Securities and Exchange Commission

                               Washington, D.C.  20549



                                       Form 8-K

                                    Current Report

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported) June 23, 1997
                                                             -------------

                               LCI International, Inc.
                               -----------------------
                (Exact name of registrant as specified in its charter)


Delaware                      0-21602                       13-3498232
--------                      -------                       ----------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)

                    8180 Greensboro Drive, Suite 800, McLean, VA         22102
                     ---------------------------------------------------------
                       (Address of principal executive offices)      (Zip Code)

         Registrant's Telephone Number, including area code:  (703) 442-0220

                                           N/A
                         ---------------------------------------
            (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits.

The following document is being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 (Registration No. 33-96186), which was declared effective on March 10, 1997, and the Registrant's Registration Statement on Form S-3 filed on June 18, 1997 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (Registration No. 333-29453).


Exhibit No.             Description
-----------             -----------
4(c)                    Indenture, dated as of June 23, 1997,
                        between LCI International, Inc. and First
                        Trust National Association, as Trustee,
                        Providing for the Issuance of Senior Debt
                        Securities (including Resolutions of the
                        Pricing Committee of the Board of Directors establishing the terms of the 7.25% Senior
                        Notes due June 15, 2007).





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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             LCI International, Inc.


                             By:  /s/ Joseph A. Lawrence
                                 ------------------------------
                                  Joseph A. Lawrence
                                  Vice President - Finance and Development
                                  and Chief Financial Officer


Dated:  June 26, 1997


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                                    EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------
4(c)                        Indenture, dated as of June 23, 1997, between LCI
                            International, Inc. and First Trust National
                            Association, as Trustee, Providing for the Issuance of Senior Debt Securities (including
                            Resolutions of the Pricing Committee of the Board of Directors establishing the terms of the 7.25%
                            Senior Notes due June 15, 2007).


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